UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2011

DGT Holdings Corp.
(Exact name of registrant as specified in its charter)

New York	000-03319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Aire Drive, Bay Shore, New York	11706
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (631) 231-6400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 13, 2011, Del Global Technologies Corp., a New York corporation, (the "Company"), announced its results for the fiscal 2011 third quarter.

A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Exhibits

99.1	Press Release dated June 13, 2011 (announcing fiscal 2011 third quarter results).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGT Holdings Corp. (Registrant)
June 13, 2011 (Date)	/s/ MARK A. ZORKO Mark A. Zorko Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1	Press Release dated June 13, 2011 (announcing fiscal 2011 third quarter results).